Federal Home Loan Bank of Des Moines
announcement

September 28, 2017

Dear Member,

Voting is now open in the Federal Home Loan Bank of Des Moines (FHLB Des Moines) 2017 Director Election for member and independent directors. Through the election process, members in the states of Alaska and Missouri will each fill one member director seat. In addition, one independent director seat will be filled through a district-wide election. Your state will receive a ballot to vote for the one open seat in the independent director election.

The state of Hawaii also had one member directorship to fill in the 2017 election process. Christine Camp, director of Central Pacific Bank in Honolulu, Hawaii, was the only eligible candidate from Hawaii who chose to stand for election and was, therefore, declared elected to the FHLB Des Moines board in accordance with Federal Housing Finance Agency regulations.

Ms. Camp has served as a director on the board of Central Pacific Bank in Honolulu, Hawaii since 2004. During this 13 year tenure, she has served as Vice Chair of the Loan Committee and currently serves as the Chair of the Compensation Committee and as a member of the Audit and Governance Committees. Ms. Camp has been the president & CEO of Avalon Group, a real estate development and brokerage services firm she founded, for the last 18 years. Prior to founding Avalon Group, she served as vice president of Development and Acquisition at A&B Properties, the real estate subsidiary of Alexander & Baldwin. Ms. Camp will begin serving her first term on the FHLB Des Moines board on January 1, 2018.

The FHLB Des Moines board of directors is comprised of both member and independent directorships from Alaska, Hawaii, Idaho, Iowa, Minnesota, Missouri, Montana, North Dakota, Oregon, South Dakota, Utah, Washington, Wyoming, the U.S. Pacific territories of American Samoa and Guam and the Commonwealth of the Northern Mariana Islands.

If you have any questions about the election process, please contact Dara Queck, SVP/Director, Member and Financial Operations, at 515.281.1052.

Sincerely,

/s/ Dara Queck

Dara Queck
SVP/Director, Member & Financial Operations

Federal Home Loan Bank of Des Moines
announcement

September 28, 2017

Dear Member,

Voting is now open in the Federal Home Loan Bank of Des Moines (FHLB Des Moines) 2017 Director Election for member and independent directors. Through the election process, members in the states of Alaska and Missouri will each fill one member director seat. In addition, one independent director seat will be filled through a district-wide election. Your state will receive a ballot to vote for the one open seat in the independent director election.

The state of South Dakota also had one member directorship to fill in the 2017 election process. Mr. Steven Bumann, chief financial officer at BankWest, Inc., in Pierre, South Dakota was the only eligible candidate from South Dakota who chose to stand for election and was, therefore, declared re-elected to the FHLB Des Moines board in accordance with Federal Housing Finance Agency regulations.

Mr. Bumann has been chief financial officer at BankWest, Inc. in Pierre, South Dakota since 1995. Prior to his current position, Mr. Bumann held various leadership roles within the financial industry, including vice president and senior vice president roles at BankWest, Inc. He also earned his Certified Public Accountant certificate while working for a local certified public accounting firm and spent time working for the South Dakota Department of Legislative Audit. Mr. Bumann currently serves on the Board of Directors of the South Dakota Bankers Association and its Legislative Committee. He also serves on the Board of Avera Foundation in Pierre, South Dakota. Mr. Bumann has served on the board of the FHLB Des Moines since January 1, 2015. He will begin serving his second term as a FHLB director on January 1, 2018.

The FHLB Des Moines board of directors is comprised of both member and independent directorships from Alaska, Hawaii, Idaho, Iowa, Minnesota, Missouri, Montana, North Dakota, Oregon, South Dakota, Utah, Washington, Wyoming, the U.S. Pacific territories of American Samoa and Guam and the Commonwealth of the Northern Mariana Islands.

If you have any questions about the election process, please contact Dara Queck, SVP/Director, Member and Financial Operations, at 515.281.1052.

Sincerely,

/s/ Dara Queck

Dara Queck
SVP/Director, Member & Financial Operations

Federal Home Loan Bank of Des Moines
announcement

September 28, 2017

Dear Member,

Voting is now open in the Federal Home Loan Bank of Des Moines (FHLB Des Moines) 2017 Director Election for member and independent directors. Through the election process, members in the states of Alaska and Missouri will each fill one member director seat. In addition, one independent director seat will be filled through a district-wide election. Your state will receive a ballot to vote for the one open seat in the independent director election.

The state of Utah also had one member directorship to fill in the 2017 election process. Mr. James Livingston, senior vice president and director of Municipal and Institutional Services at ZB, National Association in Salt Lake City, Utah, was the only eligible candidate from Utah who chose to stand for election and was, therefore, declared re-elected to the FHLB Des Moines board in accordance with Federal Housing Finance Agency regulations.

Mr. Livingston has served as senior vice president and director of Municipal and Institutional Services at ZB, National Association in Salt Lake City, Utah since 2011. From 2005 to 2011, Mr. Livingston served as vice president of Zions Bank. Prior to joining Zions, Mr. Livingston was director of financial research at Ziff Brothers Investments in New York City. He has also been an assistant professor of accounting at Southern Methodist University in Dallas, Texas. Mr. Livingston was previously elected to the Federal Home Loan Bank of Seattle’s board in 2007 and served on the FHLB Seattle board until the Merger in 2015. He will begin serving his third term as a FHLB director on the FHLB Des Moines board on January 1, 2018.

The FHLB Des Moines board of directors is comprised of both member and independent directorships from Alaska, Hawaii, Idaho, Iowa, Minnesota, Missouri, Montana, North Dakota, Oregon, South Dakota, Utah, Washington, Wyoming, the U.S. Pacific territories of American Samoa and Guam and the Commonwealth of the Northern Mariana Islands.

If you have any questions about the election process, please contact Dara Queck, SVP/Director, Member and Financial Operations, at 515.281.1052.

Sincerely,

/s/ Dara Queck

Dara Queck
SVP/Director, Member & Financial Operations